SUPPLEMENT DATED SEPTEMBER 30, 2016 TO THE PROSPECTUS OF

VANECK VECTORS ETF TRUST

Dated July 13, 2016

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors ETF Trust (the “Trust”) regarding VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective October 31, 2016, J.P. Morgan Securities LLC will implement changes to the eligibility criteria of the J.P. Morgan Custom EM Investment Grade Plus BB-Rated Sovereign USD Bond Index to include sukuk (Islamic) instruments, which are currently excluded from the Index. Accordingly, effective October 31, 2016, the Fund’s disclosure is modified as follows:

The section of the Prospectus under the caption “J.P. Morgan Custom EM Investment Grade Plus BB-Rated Sovereign USD Bond Index” is hereby deleted in its entirety and replaced with the following:

The Index is designed to track the performance of U.S. dollar-denominated bonds issued by emerging market sovereigns and quasi-sovereign entities. The Index follows the methodology of the flagship J.P. Morgan EMBI Global Diversified Index (“EMBIGD”) closely, while offering a more liquid and higher credit quality subset. The Index is based on the composition of the EMBIGD but removes the instruments that are closer to maturity (less than 24 months) and those with face amounts outstanding less than $750 million. In addition, eligibility to the Index is restricted to instruments that are currently rated investment grade (“IG”) or BB (i.e., BB-, BB or BB+) in the EMBIGD. After applying the liquidity and credit rating filters set forth above, the diversified country weights of the EMBIGD are applied proportionally on the eligible countries and instruments in the Index. Furthermore, the maximum weight of the BB-rated bonds in the Index is capped at 20%. This methodology limits the weights of the larger index countries by only including a specified portion of those countries’ eligible face amounts of debt outstanding, thus reducing single issuer concentration and providing a more even distribution of weights.

Only countries whose gross national income (“GNI”) per capita is below the Index Income Ceiling (“IIC”) for three consecutive years are eligible for inclusion in the Index. IIC is defined as GNI per capita level that is adjusted every year by the growth rate of the world GNI per capita. Current IIC level is $19,708 as of January 2016. A country will be reviewed for exclusion from the Index if its GNI per capita is above the IIC for three consecutive years and its sovereign credit rating is A-/A3/A- or above for three consecutive years. Changes in country eligibility may warrant the re-categorization of countries into and out of the Index.

The Index Provider selects bonds from each of the emerging market countries as set forth below. Instruments eligible for the Index include both fixed and floating rate securities along with capitalizing/amortizing bonds but exclude convertibles and inflation-linked instruments. Only sovereign bonds and instruments issued by quasi-sovereign entities that are either 100% guaranteed or 100% owned by the respective national governments, are eligible for the Index. In addition, the governing law of legal documentation of the instrument must have a legal jurisdiction external to the sovereign obligor. In other words, instruments issued under local law of the sovereign obligor are not eligible for the Index. As of June 30, 2016, the Index included 279 bonds of 66 issuers from the following 32 countries: Azerbaijan, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Hungary, India, Indonesia, Kazakhstan, Lithuania, Malaysia, Mexico, Morocco, Namibia, Oman, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Serbia, Slovak Republic, South Africa, Trinidad and Tobago, Tunisia, Turkey, Uruguay, and Vietnam.

The Index is calculated on all U.S. business days of a month subject to the trading and settlement holiday guidance provided by Trade Association for Emerging Markets (“EMTA”). The Index is rebalanced monthly on the last U.S. business day of each month.

Please retain this supplement for future reference.